UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 20, 2012

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

81 Main Street, White Plains, NY (Address of Principal Executive Offices)	10601 (Zip Code)
Registrant's telephone number, including area code: (914) 620-2700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2012, Mark Burton, a member of the Board of Directors (the "Board") of Retail Opportunity Investments Corp. (the "Company"), informed the Company's Chief Executive Officer that he will not be standing for re-election to the Board at the Company's next annual meeting of stockholders.  The decision of Mr. Burton to not stand for re-election to the Board was not the result of any dispute or disagreements with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Date: March 22, 2012	By:	/s/ John B. Roche
John B. Roche Chief Financial Officer